1
Enzalutamide Prolonged Radiographic
Progression-Free Survival
Enzalutamide 832
Placebo
801
514
305
256
79
128
20
34
5
5
0
1
0
0
0
Time from Randomization (Months)
0 3 6 9 12 15 18 21
60
50
40
30
20
10
0
90
80
70
100
Enzalutamide
Placebo
Patients at Risk
Estimated median rPFS, months (95% CI):  Enzalutamide: NYR (13.8, NYR); Placebo: 3.9 (3.7, 5.4)
NYR = Not Yet Reached
Exhibit 99.2

Enzalutamide Reduced Risk of Death by 29%

Estimated median OS, months (95% CI):  Enzalutamide: 32.4 (30.1, NYR); Placebo:  30.2 (28.0, NYR)
NYR = Not Yet Reached
Enzalutamide
872
Placebo 845
863
835
850
781
824
744
797
701
745
644
566
484
395
328
244
213
128
102
33
27
2
2
0
0
Duration of Overall Survival (Months)
60
50
40
30
20
10
0
90
80
70
100
0 3 6 9 12 15 18 21 24 27 30 33 36
Enzalutamide
Placebo
Patients at Risk
Patients still alive at data cut off
Enzalutamide:  72%; Placebo:  63%

Enzalutamide Delayed Median Time to
Chemotherapy by 17 Months
Enzalutamide 872
Placebo 845
854
734
799
518
751
415
665
324
575
257
388
165
252
103
158
64
78
25
21
9
2
0
0
0
Time to Initiation of Cytotoxic Chemotherapy (Months)
60
50
40
30
20
10
0
90
80
70
100
0 3 6 9 12 15 18 21 24 27 30 33 36
Median
Enzalutamide 28.0 months
Placebo 10.8 months
Enzalutamide
Placebo
3
Patients at Risk